Withholding Tax Receivables, Net (Details)	6 Months Ended
Jun. 30, 2021 USD ($)
Disclosure of acquired receivables [text block] [Abstract]
Withholding tax receivables, net, description	the Company received a withholding taxes refund in connection with the Company’s 2013 to 2015 withholding taxes refund applications. The Company wrote off the difference between the receivable recorded and amount of known refund from the Thai Revenue Department. The Company did not have any write offs during the six months ended June 30, 2021 and 2020.
Allowance of withholding taxes receivable	$ 98,226